Agile Funds, Inc.

Agile Multi-Strategy Fund

Supplement dated February 14, 2006

To Prospectus and Statement of Additional Information each dated February 25, 2005

This supplement together with the supplement dated January 10, 2006 and the prospectus constitutes a current prospectus

Effective February 13, 2006, the following Subadvisory Agreements between Agile Multi-Strategy Fund (the “Fund”); Tactical Allocation Services, LLC, the investment adviser of the Fund; and selected subadvisers listed below were terminated immediately: (1) Subadvisory Agreement with Brantley Asset Management, LLC (dated April 14, 2005); (2) Subadvisory Agreement with Compass Fund Management, LLC (dated April 14, 2005), and (3) Subadvisory Agreement with Schreiner Capital Management, Inc. (dated April 15, 2005).  In addition, the Subadvisory Agreement with Robert Gray d/b/a Denver Money Manager terminated by its terms on September 30, 2005.

The references to these subadvisers on the first page and pages 19 through 22 of the Prospectus and pages 22 through 25 of the Statement of Additional Information are deleted.